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                                  EXHIBIT 23.1

                                                                    EXHIBIT 23.1

                         [ARTHUR ANDERSEN LETTERHEAD]

       CONSENT TO USE REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

As independent certified public accountants, we hereby consent to the use of our report and to all references to our firm included in or made a part of this registration statement.



                                  Arthur Andersen LLP
Tampa, Florida
May 13, 1998